Exhibit 31.2
CERTIFICATION
I, William L. Bullock

,

Jr., certify

that:
1.

I have

reviewed this quarterly report on

Form 10

-Q

of ConocoPhillips;

2.

Based

on my knowledge, this report

does not

contain

any

untrue

statement of

a material fact

or omit to
state

a material

fact

necessary

to make

the statements

made,

in light

of the circumstances

under

which
such statements

were made, not misleading with respect to the period

covered

by this report;

3.

Based

on my knowledge, the

financial

statements,

and other

financial

information

included in this report,
fairly present

in all material

respects the financial

condition,

results of operations

and

cash

flows of the
registrant as

of, and

for, the periods presented

in this report;

4.

The registrant’s

other

certifying officer

and

I are responsible for establishing

and

maintaining

disclosure
controls and

procedures

(as defined

in Exchange

Act Rules 13a

-15(e) and 15d

-15(e)) and internal control
over financial

reporting (as defined

in Exchange

Act Rules 13a

-15(f) and

15d

-15(f)) for the registrant

and
have:
(a)

Designed such

disclosure controls

and

procedures,

or caused

such disclosure controls and
procedures

to be designed under

our supervision, to

ensure that

material

information

relating to the
registrant, including its consolidated

subsidiaries, is

made

known

to us by others within those
entities, particularly

during the

period in which this

report is being prepared;

(b)

Designed such

internal

control over financial

reporting, or caused

such internal control over
financial

reporting to be designed under

our supervision, to

provide

reasonable

assurance

regarding
the reliability of

financial

reporting and

the preparation

of financial statements

for external
purposes

in accordance

with generally accepted

accounting principles;

(c)

Evaluated

the effectiveness

of the registrant’s disclosure controls

and

procedures

and

presented in
this report our

conclusions

about

the effectiveness

of the disclosure controls and

procedures,

as of
the end of

the period covered

by this report based

on such evaluati

on; and

(d)

Disclosed in this

report any

change

in the registrant’s internal

control over financial

reporting that
occurred

during the

registrant’s most

recent fiscal

quarter

(the registrant’s fourth

fiscal quarter

in
the case

of an

annual

report) that

has

materially

affected,

or is

reasonably

likely to materially
affect,

the registrant’s internal control over

financial

reporting; and

5.

The registrant’s

other

certifying officer

and

I have

disclosed, based

on our most

recent evaluation

of
internal

control over

financial

reporting, to the

registrant’s auditors

and

the audit

committee

of the
registrant’s board

of directors (or persons performing

the equivalent

functions):

(a)

All

significant deficiencies

and

material

weaknesses

in the design or operation

of internal

control
over financial

reporting which are reasonably

likely to adversely

affect

the registrant’s ability to
record, process, summarize

and

report financial information;

and

(b)

Any fraud,

whether or not material,

that

involves management

or other employees

who have

a
significant role in the

registrant’s internal

control over financial

reporting.

November

3, 2020
/s/ William

L. Bullock

,

Jr.
William L. Bullock

,

Jr.
Executive

Vice President

and
Chief Financial

Officer